SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D.C.


                               FORM 8-K


                            CURRENT REPORT


                Pursuant to Section 10 or 15(d) of the
                    Securities Exchange Act of 1934



                             March 12, 1997
           ------------------------------------------------
           Date of Report (date of earliest event reported)


                       TOUCH TONE AMERICA, INC.
         -----------------------------------------------------
        (Exact Name of Registrant as Specified in its Charter)


   Delaware                       0-24058                  33-0424087
---------------                 -----------           -------------------
(State or Other                 (Commission           (IRS Employer Iden-
Jurisdiction of                 File Number)           tification Number)
Incorporation)

                        4110 N. Scottsdale Road
                               Suite 170
                       Scottsdale, Arizona 85251
                --------------------------------------
                (Address of Principal Executive Offices
                          Including Zip Code)


                             (800) 535-2211
                     ------------------------------
                     (Registrant's telephone number,
                          including area code)







Page 1 of 3.

Item 1.   Changes in Control of Registrant
          --------------------------------

          N/A

Item 2.   Acquisition or Disposition of Assets
          ------------------------------------

          N/A

Item 3.   Bankruptcy or Receivership
          --------------------------

          N/A

Item 4.   Changes in Registrant's Certifying Accountants
          ----------------------------------------------

          N/A

Item 5.   Other Events
          ------------

          Touch Tone America, Inc. (the "Registrant") announced on March 7, 1997 that the merger agreement dated November 13, 1996, and amended on November 19, 1996, December 4, 1996, and January 22, 1997 between Touch Tone America, Inc. and S.V.V. Sales, Inc., d/b/a Arcada Communications of Seattle, Washington has been terminated. Arcada Communications notified the Registrant that Arcada had elected to terminate the merger agreement pursuant to
          Section 8 of the agreement, which relates to the termination provisions of the agreement.

          The Registrant is a Scottsdale, Arizona-based company offering business communications services which include long-distance, local access, and Internet access services through its wholly-owned subsidiary GetNet International, Inc.

Item 6.   Resignations of Registrant's Directors
          --------------------------------------

          N/A

Item 7.   Financial Statements and  Exhibits
          ----------------------------------

          N/A

                               SIGNATURES
                               ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        TOUCH TONE AMERICA, INC.



Dated: March 12, 1997                   By: /s/ Michael J. Canney
                                           -----------------------------
                                            Michael J. Canney
                                            President